SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM 8-K
           CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

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                   November 21, 2002 (November 20, 2002)
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              Date of Report (Date of earliest event reported)


                               Pinnacor Inc.
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           (Exact Name of Registrant as Specified in its Charter)


     Delaware              000-30309                 13-4042678
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  (State or Other      (Commission File No.)       (I.R.S. Employer
  Jurisdiction of                                   Identification
   Incorporation)                                        No.)


       601 West 26th Street
       13th Floor
       New York, NY                                10001
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(Address of Principal                            (Zip Code)
 Executive Offices)


                                (212) 691-7900
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             (Registrant's telephone number, including area code)


                              ScreamingMedia Inc.
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         (Former Name or Former Address, if Changed Since Last Report)





Item 2.  Acquisition or Disposition of Assets

         Except as expressly indicated or unless the context otherwise requires, "Pinnacor", "we", "our", or "us" means Pinnacor Inc., a Delaware corporation, and its subsidiaries.

         On November 20, 2002, our wholly-owned subsidiary, Broad Acquisition Corp. completed the acquisition of the operating assets of Inlumen, Inc., a Delaware corporation, and a provider of information and technology to the financial services industry. This asset acquisition supports our overall strategy to provide business and financial information and analytical tools to enterprises.

         The value of the acquisition was approximately $2.5 million in cash.

         A copy of the press release announcing the completion of the transaction is attached as Exhibit 99.1 to this report and incorporated by reference herein. The press release should be read in conjunction with the note regarding forward-looking statements which is included in the text of the press release.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a) Financial Statements of Business Acquired

         The financial information required by this Item 7(a) will be filed by an amendment to this Form 8-K not later than 60 days after December 5, 2002, the date that this report was required to be filed.

         (b) Pro Forma Financial Statements

         The financial information required by this Item 7(a) will be filed by an amendment to this Form 8-K not later than 60 days after December 5, 2002, the date that this report was required to be filed.

         (c) Exhibits

         Exhibit 2.1 Asset Purchase Agreement among ScreamingMedia Inc. (now known as Pinnacor Inc.), Broad Acquistion
                          Corp. and Inlumen, Inc., dated as of October 29, 2002 (incorporated by reference to Exhibit 2.1 of the Registrant's Current Report on Form 8-K filed with the SEC on October 30, 2002)

         Exhibit 99.1 Press Release dated November 21, 2002: Pinnacor Completes Acquisition of Inlumen Assets


                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         PINNACOR INC.


                                         By: /s/ David Obstler
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                                         David Obstler
                                         Chief Financial Officer and Treasurer

Date:  November 21, 2002


                               EXHIBIT INDEX


        Exhibit No.        Description

        2.1 Asset Purchase Agreement among ScreamingMedia Inc. (now known as Pinnacor Inc.), Broad Acquisition Corp. and Inlumen Inc., dated as of October 29, 2002 (incorporated by reference to
                           Exhibit 2.1 of the Registrant's Current Report on Form 8-K filed with the SEC on October 30,
                           2002)

        99.1 Press Release dated November 21, 2002: Pinnacor Completes Acquisition of Inlumen Assets